Summary Prospectus Supplement	February 28, 2017

Putnam Multi-Cap Value Fund
Summary Prospectus dated August 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The prospectus is supplemented as follows to add information about class T shares. Class T shares of the fund are not currently available for purchase.

The front cover page is supplemented to add class T shares to the list of shares to which the prospectus relates, and to indicate that the fund symbol for class T shares is pending.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 11 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information is added to similar disclosure for the fund under Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as a percentage
	imposed on purchases (as a	of original purchase price or redemption proceeds,
Share class	percentage of offering price)	whichever is lower)

Class T	2.50%	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total annual fund
Share class	Management fees	service (12b-1) fees	Other expenses	operating expenses

Class T	0.55%	0.25%	0.28%<	1.08%

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class T	$357	$585	$830	$1,534

305178 2/17

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PMVAX	PMVBX	PMPCX	PMCVX	PMVRX	PMVYX

Putnam Multi-Cap Value Fund

Summary prospectus

8 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Cap Value Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Multi-Cap Value Fund seeks capital appreciation and, as a secondary objective, current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 11 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses
Class A	0.55%	0.25%	0.28%	1.08%
Class B	0.55%	1.00%	0.28%	1.83%
Class C	0.55%	1.00%	0.28%	1.83%
Class M	0.55%	0.75%	0.28%	1.58%
Class R	0.55%	0.50%	0.28%	1.33%
Class Y	0.55%	N/A	0.28%	0.83%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over five years.

 ***  This charge is eliminated after one year.

   =  Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$679	$900	$1,138	$1,820
Class B	$686	$877	$1,192	$1,690
Class B (no redemption)	$186	$577	$992	$1,690
Class C	$286	$577	$992	$2,152
Class C (no redemption)	$186	$577	$992	$2,152
Class M	$505	$832	$1,182	$2,166
Class R	$136	$423	$731	$1,606
Class Y	$85	$266	$462	$1,030

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 76%.

Investments, risks, and performance

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that we believe are currently undervalued by the market. If we are correct and other investors ultimately recognize the value of the company, the price of its stock may rise.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

 It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for small and midsize companies.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. However, prior to becoming Putnam Multi-Cap Value Fund on September 1, 2010, the fund (as Putnam Mid Cap Value Fund) invested at least 80% of its net assets in midsize companies, and the performance information below may have differed if the fund had instead pursued a multi-cap value investment strategy during the time periods presented. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	10 years
Class A before taxes	–9.83%	9.36%	6.11%
Class A after taxes on distributions	–11.53%	8.40%	5.08%
Class A after taxes on distributions and sale of fund shares	–4.26%	7.40%	4.83%
Class B before taxes	–9.43%	9.56%	6.34%
Class C before taxes	–5.89%	9.84%	5.94%
Class M before taxes	–8.09%	9.33%	5.83%
Class R before taxes	–4.52%	10.38%	6.48%
Class Y before taxes	–4.07%	10.94%	7.02%
Russell 3000 Value Index (no deduction for fees, expenses or taxes)	–4.13%	10.98%	6.11%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after five years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

James Polk
Portfolio Manager, portfolio manager of the fund since 2004

Sub-advisor

Putnam Investments Limited (“PIL”)*

    *  Though the investment advisor has retained the services of PIL, PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP075 301909 8/16 Putnam Retail Management